UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                  FILED PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): November 22, 2002

                              KIMSOUTH REALTY INC.
             (Exact name of registrant as specified in its charter)

         MARYLAND                     1-11998                   56-1819372
(State or other jurisdiction     (Commission File             (IRS Employer
        of incorporation)             Number)             Identification Number)

                       3333 New Hyde Park Road, Suite 100
                          New Hyde Park, NY 11042-0020
                    (Address of principal executive offices)

       Registrant's telephone number, including area code: (516) 869-9000

                          KONOVER PROPERTY TRUST, INC.
             (Former name of Registrant; changed since last report)

                        3434 Kidaire Farm Road, Suite 200
                             Raleigh, North Carolina
            (Former address of Registrant; changed since last report)

                                    FORM 8-K


ITEM 5.           OTHER EVENTS

         On November 22, 2002, at a special meeting of stockholders of the Registrant holders of more than two-thirds of the votes entitled to be cast at the meeting approved (i) an Agreement and Plan of Merger, dated as of June 23, 2002 (as amended, the "Merger Agreement"), by and between PSCO Acquisition Corp. ("PSCO") and the Registrant, (ii) the merger of PSCO with and into the Registrant pursuant to the Merger Agreement (the "Merger") and (iii) certain charter amendments contemplated by the Merger Agreement. The Merger became effective on November 22, 2002 pursuant to Articles of Merger filed with the State Department of Assessments and Taxation of the State of Maryland, at which time (the "Effective Time") PSCO was merged with and into the Registrant, with the Registrant as the surviving corporation.

         At the Effective Time, (i) each share of the Registrant's common stock issued and outstanding immediately prior to the Effective Time (other than shares owned by PSCO) was converted into the right to receive a cash payment of $2.10 per share ("Cash Price"), (ii) the 16,615,922 shares of the Registrant's common stock owned by PSCO immediately prior to the Effective Time (which shares were contributed by Prometheus Southeast Retail Trust to PSCO immediately prior to the consummation of the Merger) were canceled and retired without any payment therefor, and (iii) each option, purchase right, repurchase right or other similar right to purchase shares of the Registrant's common stock outstanding immediately prior to the Effective Time was converted into the right to receive a cash payment equal to the amount, if any, by which the Cash Price exceeded the per share exercise price of such option, purchase right or repurchase right multiplied by the number of shares of the Registrant's common stock for which such option, purchase right or repurchase right was exercisable.

         In addition, at the Effective Time, (a) each share of PSCO common stock issued and outstanding immediately prior to the Effective Time was converted into one fully paid nonassessable share of common stock of the surviving corporation in the Merger and (b) each share of PSCO redeemable preferred stock issued and outstanding immediately prior to the Effective Time was converted into one fully paid nonassessable share of the series B redeemable preferred stock of the surviving corporation in the Merger.

         The Registrant was the surviving corporation in the merger. Following the consummation of the Merger, the two former common stockholders of PSCO, Prometheus Southeast Retail Trust and Kimkon Inc. (a subsidiary of Kimco Realty Corporation), own 100% of the Registrant's outstanding common stock.

         The Registrant's press release announcing these events is attached hereto.


ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.


         EXHIBIT           DESCRIPTION
         -------           -----------

         99.1              Press Release, dated as of November 25, 2002.

                                    SIGNATURE



Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  November 25, 2002


                                   KIMSOUTH REALTY INC.


                                   By:  /s/ Joseph G. Stevens
                                        ---------------------------------------
                                        Name:   Joseph G. Stevens
                                        Title:  Vice President

                                  EXHIBIT INDEX


         EXHIBIT           DESCRIPTION
         -------           -----------

         99.1              Press Release, dated as of November 25, 2002.